UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

         Date of Report (Date of earliest event reported): July 21, 2005


                         East Penn Financial Corporation
             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-50330                   65-1172823
     ---------------                ------------             -------------------
     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)             Identification No.)
      incorporation)



    731 Chestnut Street, P.O. Box 869, Emmaus, PA              18049
    ---------------------------------------------            ---------
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: 610-965-5959
                                                    ------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         East Penn Financial Corporation

                           CURRENT REPORT ON FORM 8-K


Item 8.01   Other Events

                  On July 22, 2005, East Penn Financial Corporation issued a press release announcing the Board of Directors' approval on July 21, 2005 of a semi-annual cash dividend payable August 31, 2005 to all shareholders of record as of August 10, 2005.



Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Press release dated July 22, 2005 announcing the payment of a cash dividend.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      East Penn Financial Corporation




Date:  July 22, 2005                  BY:    /s/ Theresa M. Wasko
                                             ------------------------------
                                      Name:  Theresa M. Wasko
                                      Title: Treasurer & Chief Financial Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                     MANUALLY
                                                                     SIGNED
EXHIBIT NO.                                                          ORIGINAL
-----------                                                          --------


   99.1         Press release, dated July 22, 2005,                     5
                of East Penn Financial Corporation.